UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2026

LUXFER HOLDINGS PLC

(Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3016 Kansas Avenue,

Riverside, CA, 92507

(Address and Zip Code of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

INTRODUCTORY NOTE

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2026, Luxfer Holdings PLC, a public limited company incorporated in England and Wales (“Luxfer” or the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Double Eagle Acquisition Buyer, Inc., a Delaware corporation (“Buyer”) and newly formed holding company owned by funds managed by Wynnchurch Capital, L.P (“Wynnchurch”). Pursuant to the Transaction Agreement, upon the terms and subject to the conditions set forth therein, Buyer will acquire the entire issued share capital of the Company (the “Transaction”), pursuant to a court sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme of Arrangement”). Upon the terms and subject to the conditions set forth in the Transaction Agreement and the Scheme of Arrangement, at the effective time of the Transaction (the “Effective Time”), all of the ordinary shares, with a par value of £0.50 per share, of the Company (“Company Ordinary Shares”), then outstanding will be transferred from the holders of Company Ordinary Shares (“Company Shareholders”) to Buyer, and the Company Shareholders will be entitled, pursuant to and in accordance with the terms of the Scheme of Arrangement, to receive $17.37 in cash per Company Ordinary Share (the “Consideration”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 4, 2026, the Company held (i) a meeting of the Company Shareholders convened with the permission of the High Court of Justice in England and Wales (the “Court”) (the “Scheme Meeting”), to consider and, if thought fit, vote on a proposal to approve the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court at the Scheme Meeting (the “Scheme Proposal”) and (ii) a general meeting of the Company Shareholders (the “Company GM” and, together with the Scheme Meeting, the “Meetings”) to consider and vote on proposals (a) authorizing the Board of Directors of the Company (the “Board”) to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company’s articles of association, as amended, for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time (as defined below) to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration (the “Scheme Implementation and Articles Amendment Proposal”) and (b) approving, on a non-binding, advisory basis, the golden parachute compensation that may become payable to the Company’s named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the definitive proxy statement on Schedule 14A filed with the SEC on September 17, 2026 (the “Proxy Statement”) (the “Compensation Proposal”).

As of 11:30 p.m. (UK time) on October 26, 2026 (the “Beneficial Holder Record Time”) and as of 11:30 p.m. (UK time) on November 2, 2026 (the “Voting Record Time”) for the Scheme Meeting and the Company GM, as applicable, there were 26,993,204 Company Ordinary Shares outstanding, each of which was entitled to one vote for each proposal at the Scheme Meeting and Company GM. At the Scheme Meeting, a total of 15 Company Shareholders were present in person or by proxy who represented 19,003,914 Company Ordinary Shares, representing approximately 70.40% of the total Company Ordinary Shares issued and outstanding and entitled to vote, constituting a quorum to conduct business at the Scheme Meeting. At the Company GM, a total of 19,486,219 Company Ordinary Shares were represented in person or by proxy, representing approximately 72.19% of the total Company Ordinary Shares issued and outstanding and entitled to vote, constituting a quorum to conduct business at the Company GM.

At the Scheme Meeting, the Company Shareholders approved the Scheme Proposal. At the Company GM, the Company Shareholders approved the Scheme Implementation and Articles Amendment Proposal and the Compensation Proposal.

The final voting results for the proposals voted on at the Scheme Meeting and Company GM are set forth below.

Scheme Meeting

1. Scheme Proposal: Approval of the Scheme of Arrangement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court at the Scheme Meeting.

The following votes were cast at the Scheme Meeting (in person or by proxy) and the Scheme Proposal was approved by the required majority in number of the Company Shareholders who voted in person or by proxy at the Scheme Meeting and 75% of the votes cast by those Company Shareholders who voted in person or by proxy at the Scheme Meeting.

	For	Against
Company Shareholders in Number	13	2
Votes Cast	17,447,419	1,556,495

Company GM

1. Scheme Implementation and Articles Amendment Proposal: Authorizing the Board to take all actions as it considers necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement and to amend the Company’s articles of association, as amended, for purposes thereof so that any Company Ordinary Shares that are issued on or after the Voting Record Time to persons other than Buyer (or its nominee(s)) will either be subject to the terms of the Scheme of Arrangement or immediately and automatically acquired by Buyer and/or its nominee(s) for the Consideration.

The following votes were cast at the Company GM (in person or by proxy) and the Scheme Implementation and Articles Amendment Proposal was approved by the required 75% of the votes cast by Company Shareholders who (being entitled to do so) voted in person or by proxy at the Company GM.

For	Against	Abstain
17,928,650	1,557,569	27,210

2. Compensation Proposal: Approval, on a non-binding, advisory basis, the golden parachute compensation that may become payable to the Company’s named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the Proxy Statement.

The following votes were cast at the Company GM (in person or by proxy) and the Compensation Proposal was approved by the required 50% of the votes cast by Company Shareholders present and voting (in person or by proxy) at the Company GM.

For	Against	Abstain
13,686,096	5,555,415	271,918

No other business properly came before the Scheme Meeting or Company GM.

Timetable

The Scheme of Arrangement remains subject to the satisfaction or waiver of the remaining customary closing conditions set forth in the Transaction Agreement, including the Court sanctioning the Scheme of Arrangement at a hearing of the Court, which is scheduled to take place on November 17, 2026 at the Rolls Building, 7 Rolls Building, Fetter Lane, London EC4A 1NL. Subject to the Scheme of Arrangement receiving the sanction of the Court, and the filing of the Court Order with the Registrar of Companies, the Scheme of Arrangement is expected to become effective on or around November 18, 2026.

Item 8.01	Other Events.

On November 4, 2026, the Company issued a press release announcing the shareholder approval of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 4, 2026.
104	Cover Page Interactive Data File-formatted as Inline XBRL

* * * * * *

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Luxfer, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Wynnchurch and Luxfer to complete the transactions contemplated by the transaction agreement, including statements about the transaction, statements about the expected timetable for completing the transaction, Luxfer’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, and the potential effects of the acquisition on Luxfer. These statements are based upon the current beliefs and expectations of Luxfer’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Luxfer’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the transaction could have adverse effects on the market price of Luxfer’s ordinary shares; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and other risks related to Luxfer’s business.

Luxfer undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Luxfer’s Annual Report on Form 10-K for the year ended December 31, 2025 and Luxfer’s other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUXFER HOLDINGS PLC

Date: November 4, 2026

	By:	/s/ Benjamin M. Coulson
Name: Benjamin M. Coulson
Title: Corporate Controller & Company Secretary

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